AMERICAN CENTURY

Statement of Additional Information

Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund


[american century logo(reg.sm)]
American
Century


APRIL 1, 1999

   THIS STATEMENT OF ADDITIONAL INFORMATION ADDS TO THE DISCUSSION IN THE FUNDS' PROSPECTUSES, DATED APRIL 1, 1999, BUT IS NOT A PROSPECTUS. THE STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' CURRENT PROSPECTUS. IF YOU WOULD LIKE A COPY OF A PROSPECTUS, PLEASE CONTACT US AT ONE OF THE ADDRESSES OR TELEPHONE NUMBERS LISTED ON THE BACK COVER OR VISIT AMERICAN CENTURY'S WEB SITE AT WWW.AMERICANCENTURY.COM.


   THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE CERTAIN INFORMATION THAT APPEARS IN THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS, WHICH ARE DELIVERED TO ALL SHAREHOLDERS. YOU MAY OBTAIN A FREE COPY OF THE FUNDS' ANNUAL OR SEMIANNUAL REPORTS BY CALLING 1-800-345-2021.

Distributed by
Funds Distributor, Inc.






                       STATEMENT OF ADDITIONAL INFORMATION
                                  APRIL 1, 1999

TABLE OF CONTENTS
The Funds' History ........................................................    2
Fund Investment Guidelines ................................................    2
Detailed Information About the Funds ......................................    5
    Investment Strategies and Risks .......................................    5
    Investment Policies ...................................................   16
    Portfolio Turnover ....................................................   18
Management ................................................................   19
    The Board of Directors ................................................   19
    Officers ..............................................................   21
The Funds' Principal Shareholders .........................................   23
Service Providers .........................................................   23
    Investment Advisor ....................................................   23
    Transfer Agent and Administrator ......................................   25
    Distributor ...........................................................   25
Other Service Providers ...................................................   25
    Custodian Banks .......................................................   25
    Independent Auditor ...................................................   25
Brokerage Allocation ......................................................   25
    The Equity Portion of the Funds .......................................   25
    The Fixed-Income Portion of the Funds .................................   26
Information About Fund Shares .............................................   26
    Multiple Class Structure ..............................................   27
    Buying and Selling Fund Shares ........................................   29
    Valuation of the Funds' Securities ....................................   29
Taxes .....................................................................   29
    Federal Income Taxes ..................................................   29
    State and Local Taxes .................................................   30
How Fund Performance
Information Is Calculated .................................................   31
       Performance Comparisons ............................................   32
       Permissible Advertising Information ................................   32
       Multiple Class Performance Advertising .............................   32
Financial Statements ......................................................   33
Explanation of Fixed-
Income Securities Ratings .................................................   33



Statement of Additional Information                                           1


 THE FUNDS' HISTORY

  American Century Strategic Asset Allocations, Inc. is a registered open-end management investment company that was organized as a Maryland corporation on April 4, 1994. Prior to January 1, 1997, it was known as Twentieth Century Strategic Asset Allocations, Inc. Throughout this Statement of Additional Information, we refer to American Century Strategic Asset Allocations as the corporation.

  Each fund described in this Statement of Additional Information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, tax identification and stock registration number.

FUND                                      INVESTOR CLASS            ADVISOR CLASS
------------------------------------------------------------------------------------------
                                       Ticker    Inception Date   Ticker    Inception Date
------------------------------------------------------------------------------------------
Strategic Allocation: Conservative     TWSCX     2/15/96          ACCAX     10/2/96
Strategic Allocation: Moderate         TWSMX     2/15/96          ACOAX     10/2/96
Strategic Allocation: Aggressive       TWSAX     2/15/96          ACVAX     10/2/96

FUND INVESTMENT GUIDELINES


    This section explains the extent to which the funds' advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, "Investment Strategies and Risks," which begins on page 5. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectus.


    Each fund is a diversified open-end investment company as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer.

    To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

    In general, within the restrictions outlined here and in the funds' Prospectus, the advisor has broad powers to decide how to invest fund assets, including the power to hold them uninvested.

    Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described in the funds' Prospectus and below.

    As described in the funds' Prospectus, each fund's assets are allocated among major asset classes according to its respective asset mix and subject to the applicable operating range. Each fund's assets are further diversified among various investment categories and disciplines within the major asset classes.

    The equity portion of a fund's portfolio may be invested in any type of domestic or foreign equity or equity equivalent security, primarily common stocks, that meets certain fundamental and technical standards of selection. Equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described


2                                                  American Century Investments



below under the heading "Foreign Securities," are an example of the type of derivative security in which the funds might invest. Derivative securities are discussed in greater detail below under the heading "Derivative Securities."


    The funds' managers utilize several investment disciplines in managing the equity portion of each fund's portfolio, including growth, value and quantitative management strategies. The growth discipline seeks long-term capital appreciation by investing in companies whose earnings and revenue trends meet the advisor's standards of selection, which generally means that the companies have demonstrated, or, in the managers' opinion, have the prospects for demonstrating, accelerating earnings and revenues as compared to prior period and/or industry competitors. The value investment discipline seeks capital growth by investing in equity securities of well-established companies that the managers believe to be temporarily undervalued.

    The advisor believes that both value investing and growth investing provide the potential for appreciation over time. Value investing tends to provide less volatile results. This lower volatility means that the price of value stocks tends not to fall as significantly as the price of growth stocks in down markets. However, value stocks do not usually appreciate as significantly as growth stocks do in up markets. In keeping with the diversification theme of these funds, and as a result of management's belief that these styles are complementary, both disciplines will be represented to some degree in each portfolio at all times.

    As noted, the value investment discipline tends to be less volatile than the growth style. As a result, Strategic Allocation: Conservative will generally have a higher proportion of its equity investments in value stocks than the other two funds. Likewise, Strategic Allocation: Aggressive will generally have a greater proportion of growth stocks than either Strategic Allocation: Moderate or Strategic Allocation: Conservative.

    In addition, the equity portion of each fund's portfolio will be further diversified among small, medium and large companies. This approach provides investors with an additional level of diversification and enables investors to achieve a broader exposure to the various capitalization ranges without having to invest in multiple funds.

    The funds' managers may also apply quantitative management techniques to a portion of each fund's portfolio. These techniques combine elements of both growth and value investing and are intended to reduce overall volatility relative to the market. Quantitative management combines two investment management approaches. The first is active management, which allows the managers to select investments for a fund without reference to an index or investment model. The second is indexing, in which the managers try to match a portion of a fund's portfolio composition to that of a particular index.

    The primary quantitative management technique the managers use is portfolio optimization. The managers construct a portion of the funds' portfolios to match the risk characteristics of the S&P 500 and then optimize each portfolio to achieve the desired balance of risk and return potential.


    Although the funds will remain exposed to each of the investment disciplines and categories described above, a particular discipline or investment category may be emphasized when, in the managers' opinion, such discipline or investment category is undervalued relative to the other disciplines or categories.


    The fixed income portion of a fund's portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and nonconvertible debt obligations issued by U.S. or foreign corporations. The funds may also invest in mortgage-related and other asset-backed securities, which are described in greater detail under the heading "Mortgage-Related and Other Asset-Backed Securities." As with the equity portion of a fund's portfolio, the bond portion of a fund's portfolio will be diversified among the various types of fixed income investment categories described above. The managers' strategy is to actively manage the portfolio by investing the fund's assets in sectors they believe are undervalued (relative to the other sectors) and that represent better relative long-term investment opportunities.

    The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise


Statement of Additional Information                                           3



part of a fund's fixed income portfolio will primarily be limited to investment-grade obligations. However, Strategic Allocation: Moderate may invest up to 5% of its assets, and Strategic Allocation: Aggressive may invest up to 10% of its assets, in "high yield" securities. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization [for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the managers. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

    High-yield securities, sometimes referred to as "junk bonds," are higher-risk, nonconvertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

    There are no credit or maturity restrictions on the fixed income securities in which the high-yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher-quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the managers to determine, to the extent reasonably possible, that the planned investment is consistent with the investment objective of the fund.

    Under normal market conditions, the maturities of fixed income securities in which the funds invest will range from two to 30 years.


    The cash equivalent portion of a fund's portfolio may be invested in high-quality money market instruments (denominated in U.S. dollars or foreign currencies), including U.S. government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.


    Within each asset class, each fund's holdings will be invested across industry groups and issuers that meet its investment criteria. This diversity of investment is intended to help reduce the risk created by overconcentration in a particular industry or issuer.

    The funds are "strategic" rather than "tactical" allocation funds, which means that the managers do not try to time the market to identify the exact time when a major reallocation should be made. Instead, the managers utilize a longer-term approach in pursuing the funds' investment objectives, and thus select a blend of investments in the various asset classes.


    The managers regularly review each fund's investments and allocations and may make changes in the securities holdings within each asset class or to a fund's asset mix (within the defined operating ranges) to favor investments that they believe will provide the most favorable outlook for achieving a fund's objective. Recommended reallocations may be implemented promptly or may be implemented gradually. In order to minimize the impact of reallocations on a fund's performance, the managers will generally attempt to reallocate assets gradually.

    In determining the allocation of assets among U.S. and foreign capital markets, the managers consider the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets.

    In selecting securities in foreign currencies, the managers consider, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The managers may seek to hedge all or a part of a fund's foreign currency exposure through the use of forward foreign currency contracts or options thereon.


    The funds attempt to diversify across asset classes and investment categories to a greater extent than mutual funds that invest primarily in equity securities or primarily in fixed income securities. However, the funds are designed to fit three general risk profiles and may not provide an appropriately balanced investment plan for all investors.



4                                                  American Century Investments


DETAILED INFORMATION ABOUT THE FUNDS

INVESTMENT STRATEGIES AND RISKS

    In addition to investing in common stocks, bonds and cash equivalent instruments, the funds' managers may also use the various investment vehicles and techniques described in this section in managing the funds' assets. This section also details the risks associated with each, because each technique contributes to a fund's overall risk profile.

FOREIGN SECURITIES


    Each fund may invest in the securities (including debt securities) of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.


    The chart below shows the portion of each fund's total assets that may be invested in the securities of foreign issuers.

                                                PERCENTAGE GENERALLY
FUND                                        INVESTED IN FOREIGN SECURITIES
------------------------------------------------------------------------
Strategic Allocation:
Conservative                                             7-17%
------------------------------------------------------------------------
Strategic Allocation:
Moderate                                                 10-30%
------------------------------------------------------------------------
Strategic Allocation:
Aggressive                                               15-35%
------------------------------------------------------------------------


    The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments ("depositary receipts") for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.



    Subject to its investment objective and policies, each fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic debt securities purchased by each fund are also applicable to its foreign securities investments.


    Investments in foreign securities may present certain risks, including:

    Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulation, currency devaluations and political developments.

    Political and Economic Risk. The economies of many of the countries in which the funds may invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments. Further, the funds may encounter difficulties or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

    Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

    Market and Trading Risk. Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in



Statement of Additional Information                                          5



many of the countries in which the funds may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

    Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned thereon. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

    Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that a fund's ownership position could thereafter be altered or deleted entirely, resulting in a loss to the fund. Each fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. (See Derivative Securities on page 9.)

INVESTING IN EMERGING MARKET COUNTRIES

    Strategic Allocation: Moderate and Strategic Allocation: Aggressive may invest a minority portion of their international holdings in securities of issuers in emerging market (developing) countries. The funds consider "emerging market countries" to include all countries that are considered by the advisor to be developing or emerging countries. Currently, the countries not included in this category for the funds are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Hong Kong, Italy, Ireland, Singapore, Spain, Belgium, the Netherlands, Portugal, Switzerland, Sweden, Finland, Norway, Denmark, Australia and New Zealand. In addition, as used in this Statement of Additional Information, "securities of issuers in emerging market countries" means (i) securities of issuers the principal securities trading market for which is an emerging market country or (ii) securities of issuers having their principal place of business or principal office in an emerging market country.


    Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.

    The economies of emerging market countries may


6                                               American Century Investments


be predominantly based on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.


MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

    The funds may purchase mortgage-related and other asset-backed securities. Mortgage pass- through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).


    Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment were purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.


    Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


    The funds may also invest in collateralized mortgage obligations (CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The funds may buy CMOs that:

* are collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government;

* are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; and

* are securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

FORWARD CURRENCY EXCHANGE CONTRACTS


    Each fund may purchase and sell foreign currency on a spot (i.e. cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See "Derivative Securities," page 9.


    The funds expect to use forward contracts under two circumstances:


(1) When a fund's managers wish to lock in the U.S. dollar price of a security when the fund



Statement of Additional Information                                            7


    is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

(2) When a fund's managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.


    In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.


    Under the second circumstance, when a fund's managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount equal to the value of the forward contracts entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.


    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The funds' managers do not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

    Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.


    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

CONVERTIBLE SECURITIES


    A convertible security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed income securities, convertible securities provide a stable stream of income, with generally higher yields than common stocks. Because convertible securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than nonconvertible securities of similar quality. Of course, like all fixed- income securities, there can be no assurance of current income because the issuers of the convertible



8                                                  AMERICAN CENTURY INVESTMENTS


securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.


    Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

    Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining nonconvertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally found in holding the securities comprising the synthetic convertible security.

    Each fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the fund's managers. A fund's investments in convertible debt securities and other high-yield, nonconvertible debt securities rated below investment grade will comprise less than 35% of the fund's net assets.


SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.

    A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.


PORTFOLIO LENDING


    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

DERIVATIVE SECURITIES


    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as index/structured securities. Index/structured securities are derivative securities



Statement of Additional Information                                            9



whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.


    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There is a range of risks associated with derivative investments, including


* the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;


* the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

* the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

*   the risk that the counterparty will fail to perform its obligations.


    The Board of Directors has approved the managers' policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The managers will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the managers' policy for investments in the derivative securities annually.

INVESTMENTS IN COMPANIES WITH
LIMITED OPERATING HISTORIES

    The funds may invest in the securities of issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.


    Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on



10                                               American Century Investments


the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

VARIABLE- AND FLOATING-RATE OBLIGATIONS

    The funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

OBLIGATIONS WITH TERM PUTS ATTACHED

    Each fund may invest in fixed-rate bonds subject to third-party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.


    The managers expect that the funds will pay more for securities with puts attached than for securities without these liquidity features.


    Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. When a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

    There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the advisor under the direction of the Board of Directors.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.


Statement of Additional Information                                          11


INVERSE FLOATERS

    An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

    Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

    In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

    (i) Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

    (ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

    Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

    Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.


    Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.


    The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

SHORT-TERM SECURITIES


    In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a funds portfolio, or in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.


    Examples of those securities include

* Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

* Commercial Paper;

* Certificates of Deposit and Euro Dollar Certificates of Deposit;

* Bankers' Acceptances;


* Short-term notes, bonds, debentures or other debt instruments; and


* Repurchase agreements.


OTHER INVESTMENT COMPANIES

     Each of the funds may invest up to 10% of its total assets in any other mutual fund, including those of the advisor, provided that the investment is consistent with the fund's investment policies and restrictions.



12                                                 American Century Investments


Under the Investment Company Act, each fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the fund's total assets with respect to any one investment company and (c) 10% of the fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

FUTURES AND OPTIONS

    Each fund may enter into futures contracts, options or options on futures contracts. Funds may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to


* protect against a decline in market value of the funds' securities (taking a short futures position), or

* protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or


* provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.


    Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

    For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The funds may engage in futures and options transactions based on securities indices that are consistent with the fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds, for fixed-income funds, or the S&P 500 Index, for equity funds. The funds also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

    Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

    Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. They do not constitute margin transactions for purposes of the funds' investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be



Statement of Additional Information                                           13



revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income-producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable , a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.


RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS


    Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower the fund's return.

    A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund managers will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

    A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.


    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

    By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

    Although they do not currently intend to do so, the funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument


14                                                 American Century Investments


upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF CONTRACTS AND OPTIONS

    Each fund may enter into futures contracts, options or options on futures contracts.


    Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.


RESTRICTED AND ILLIQUID SECURITIES


    The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.


ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

    Zero-coupon, step-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion


STATEMENT OF ADDITIONAL INFORMATION                                           15



of the original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOAN INTERESTS

    Loan interests are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the funds may have a maturity of any number of days or years, and may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any nationally recognized securities rating organization and are, at present, not readily marketable and may be subject to contractual restrictions on resale.


INVESTMENT POLICIES

    Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

FUNDAMENTAL INVESTMENT POLICIES

    The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

    For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.


Subject             Policy
----------------------------------------------------------------------------
Senior Securities   A fund may not issue senior securities, except as permitted under the Investment Company Act.
----------------------------------------------------------------------------
Borrowing           A fund may not borrow money, except for temporary or
                    emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the fund's total assets
                    (including the amount  borrowed) less liabilities (other
                    than borrowings).
----------------------------------------------------------------------------
Lending             A fund may not lend any security or make any other loan if, as a result, more than 331/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.



16                                                American Century Investments



Subject          Policy
--------------------------------------------------------------------------------
Real Estate      A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of
                 companies that deal in real estate or are engaged in the real estate business.
--------------------------------------------------------------------------------
Concentration    A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
--------------------------------------------------------------------------------
Underwriting     A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
--------------------------------------------------------------------------------
Commodities      A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other
                 instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures
                 contracts or from investing in securities or other instruments backed by physical commodities.
--------------------------------------------------------------------------------
Control          A fund may not invest for purposes of exercising control over management.
--------------------------------------------------------------------------------


NONFUNDAMENTAL INVESTMENT POLICIES

    In addition, the funds are subject to the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors.


    The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal or state agency participates in or supervises the management of the funds or their investment practices or policies.


    The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the funds to forego investment possibilities that may otherwise be available to them under the Investment Company Act.

Subject           Policy
---------------------------------------------------------------------------------------------

Diversification   A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
---------------------------------------------------------------------------------------------
Liquidity         A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than
                  15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of  principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.



Statement of Additional Information                                           17



Subject               Policy
---------------------------------------------------------------------------------------------
Short Sales           A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options  are not deemed to constitute selling securities short.
---------------------------------------------------------------------------------------------
Margin                 A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
---------------------------------------------------------------------------------------------
Futures & Options      A fund may enter into futures contracts, options or options on futures contracts. Futures transactions may be used to (1) protect against a decline in market value of the fund's securities, (2) protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested, or (3) provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion. A fund may not, however, enter into leveraged futures transactions.
---------------------------------------------------------------------------------------------
Issuers with Limited   A fund may invest up to 5% of its assets in the securities of issuers with limited operating histories. An Operating Histories issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation,  consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.
---------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the Financial Highlights tables in the Prospectus.


    With respect to each fund, the managers may purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial.


    The fund managers intend to purchase a given security whenever they believe it will contribute to the stated objective of the fund. In order to achieve each fund's investment objective, the managers may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the managers believe that the security is not fulfilling its purpose, either because, among other things, it did not live up to the managers' expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.


    When a general decline in security prices is anticipated, a fund may decrease its position in such category and increase its position in one or both of the other asset categories, and when a rise in price levels is anticipated, a fund may increase its position in such category and decrease its position in the other categories. However, the funds will, under most circumstances, be essentially fully invested within the operating ranges set forth in the Prospectus.


    Because investment decisions are based on the anticipated contribution of the security in question to a funds' objectives, the managers believe that the rate of portfolio turnover is irrelevant when they believe a change is in order to achieve those objectives. As a result, a fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

    Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of



18                                               American Century Investments



accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.


 MANAGEMENT

THE BOARD OF DIRECTORS


    The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the funds, it has hired the advisor to do so. Two-thirds of the directors are independent of the funds' advisor, that is, they are not employed by and have no financial interest in the advisor.

    The individuals listed in the table below whose names are marked by an asterisk (*) are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the advisor, American Century Investment Management, Inc. (ACIM); the funds' agent for transfer and administrative services, American Century Services Corporation (ACSC); the parent corporation of ACIM and ACSC, American Century Companies, Inc. (ACC); ACC's subsidiaries; the funds' distribution agent and co-administrator, Funds Distributor, Inc. (FDI); the funds or other funds advised by the advisor. Each director listed below serves as a director of six registered investment companies in the six investment companies served by this board which are also advised by the advisor.


Name (Age)                    Position(s) Held      Principal Occupation(s)
Address                       With Fund             During Past Five Years
--------------------------------------------------------------------------------------------------------

James E. Stowers, Jr.* (75)   Director, Chairman    Chairman, Director and controlling shareholder,
4500 Main Street              of the Board          ACC, Chairman and Director, ACIM  and ACIS
Kansas City, MO 64111                               Father of James E. Stowers III
--------------------------------------------------------------------------------------------------------
James E. Stowers III* (40)    Director              Director and Chief Executive Officer, ACC,
ACIM,
4500 Main Street                                    ASCS and ACIS
Kansas City, MO 64111                               Son of James E. Stowers, Jr.
--------------------------------------------------------------------------------------------------------
Thomas A. Brown (59)          Director              Director of Plains States Development, Applied
4500 Main Street                                    Industrial Technologies, Inc., a corporation engaged in
Kansas City, MO 64111                               the sale of bearings and power transmission products
--------------------------------------------------------------------------------------------------------
Robert W. Doering, M.D. (66)  Director              Retired, formerly a general surgeon
4500 Main Street
Kansas City, MO 64111
--------------------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D. (54)    Director              Senior Vice President and Associate Director, Midwest
4500 Main Street                                    Research Institute
Kansas City, MO 64111
--------------------------------------------------------------------------------------------------------
D.D. (Del) Hock (64)          Director              Retired, formerly Chairman, Public Service Company of
4500 Main Street                                    Colorado; Director, Service Tech, Inc., Hathaway
Kansas City, MO 64111                               Corporation, and J.D. Edwards & Company
--------------------------------------------------------------------------------------------------------
Donald H. Pratt (61)          Director, Vice        President and Director, Butler Manufacturing Company
4500 Main Street               Chairman
Kansas City, MO 64111          of the Board



Statement of Additional Information                                       19



Name (Age)                   Position(s) Held     Principal Occupation(s)
Address                      With Fund            During Past Five Years
------------------------------------------------------------------------------------------------
Lloyd T. Silver, Jr. (71)    Director             President, LSC, Inc., manufacturer's representative
4500 Main Street
Kansas City, MO 64111
------------------------------------------------------------------------------------------------
M. Jeannine Strandjord (53)  Director             Senior Vice President, Finance, Sprint Corporation;
4500 Main Street                                  Director, DST Systems, Inc.
Kansas City, MO 64111

COMMITTEES

  The Board has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The Director first named acts as chairman of the committee.

Committee       Members                  Function of Committee
----------------------------------------------------------------------------------------------------------------
Executive       James E. Stowers, Jr.    The Executive Committee performs the functions of the Board of
                James E. Stowers III     Directors between Board meetings, subject to the limitations on its
                Donald H. Pratt          power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.
----------------------------------------------------------------------------------------------------------------
Compliance      Thomas A. Brown          The Compliance Committee reviews the results of
                Andrea C. Hall, Ph.D.    the funds' compliance testing program, reviews quarterly
                Donald H. Pratt          reports from the advisor to the Board regarding various compliance
                Lloyd T. Silver, Jr.     matters and monitors the implementation of the funds' Code of Ethics,
                Andrea C. Hall Ph.D.     including any violations thereof.
----------------------------------------------------------------------------------------------------------------
Audit           M. Jeannine Strandjord   The Audit Committee recommends the engagement of
                Robert W. Doering, M.D.  the funds' independent auditors and oversees its activities.
                D.D. (Del) Hock          The Committee receives reports from the advisor's Internal Audit Department, which is accountable to the Committee. The Committee also receives reporting about compliance matters affecting the funds.
----------------------------------------------------------------------------------------------------------------
Nominating      Donald H. Pratt          The Nominating Committee primarily considers and recommends
                D.D. (Del) Hock          individuals for nomination as directors. The names of potential
                James E. Stowers III     director candidates are drawn from a numb of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size,  composition, responsibilities, functions and compensation.
---------------------------------------------------------------------------------------------------------------------



20                                               American Century Investments



COMPENSATION OF DIRECTORS

    The directors also serve as directors for five American Century investment companies other than American Century Strategic Asset Allocations, Inc. Each director who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the Board of all six such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among the six investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

    The table presented shows the aggregate compensation paid by the corporation for the periods indicated and by the six investment companies served by this Board to each director who is not an interested person as defined in the Investment Company Act.

Aggregate Director Compensation for Fiscal Year Ended November 30, 1998
-------------------------------------------------------------------------------
                                                                Total
                                       Total                Compensation
                                   Compensation               From The
                                     From the             American Century
Name of Director                     Funds (1)          Family of Funds( (2))
-------------------------------------------------------------------------------
Thomas A. Brown                       $654.00                $54,167.00
Robert W. Doering, M.D.               $627.00                $52,167.00
Andrea C. Hall, Ph.D.                 $602.00                $52,167.00
D.D. (Del) Hock                       $592.00                $52,167.00
Donald H. Pratt                       $644.00                $54,167.00
Lloyd T. Silver, Jr.                  $593.00                $52,167.00
M. Jeannine Strandjord                $619.00                $54,167.00

(1) Includes compensation paid to the directors during the fiscal year ended November 30, 1998, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors and Trustees. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown, $81.00; Ms. Hall, $ 259.00; Mr. Hock, $75.00; Mr. Pratt, $179.00; Mr. Silver, $394.00 and Ms.
Strandjord, $510.00.

(2) Includes compensation paid by the six investment company members of the American Century family of funds served by this Board.


    The funds have adopted the American Century Deferred Compensation Plan for Non-Interested Directors and Trustees. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.


    All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.


    No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

    The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.


    No deferred fees were paid to any director under the plan during the fiscal year ended November 30, 1998.


OFFICERS


    Background information for the officers of the funds is provided in the following table. All persons named as officers of the funds also serve in similar capacities for the 12 other investment companies advised by American Century. Not all officers of the funds are listed; only those officers with policy-making functions for the funds are listed. No officer is compensated for his or her service as an officer of the funds. The individuals listed in the table below are



Statement of Additional Information                                       21



Name (Age)                   Position(s) Held  Principal Occupation(s)
Address                      With Fund         During Past Five Years
--------------------------------------------------------------------------------------------------
George A. Rio (44)           President         Executive Vice President and Director
60 State Street                                of Client Services, FDI (March 1998 to
Suite 1300                                     present) Senior Vice  President and Senior Key
Boston, MA 02109                               Account Manager, Putnam Mutual Funds
                                               (June 1995 to March 1998) Director Business Development,
                                               First Data Corporation (May 1994 to June 1995) Senior
                                               Vice President and Manager of Client Services and Director
                                               of Internal Audit, The Boston Company, Inc. (September 1983
                                               to May 1994)
--------------------------------------------------------------------------------------------------
Christopher J. Kelley (34)   Vice President    Vice President and Associate General Counsel of FDI
60 State Street                                (since July 1996) Assistant Counsel. Forum Financial
Suite 1300                                     Group (April 1994 to July 1996) Compliance Officer, Putnam
Boston, MA 02109                               Investments (1992 to April 1994).
--------------------------------------------------------------------------------------------------
Mary A. Nelson (34)          Vice President    Vice President and Manager of Treasury
60 State Street                                Services and Administration, FDI (1994 to present)
Suite 1300                                     Assistant Vice President and Client Manager for
Boston, MA 02109                               The Boston Company, Inc. (1989 to 1994).
--------------------------------------------------------------------------------------------------
Maryanne Roepke, CPA (43)   Vice President     Senior Vice President, Treasurer an Principal
4500 Main Street            and Treasurer      Accounting Officer, ACSC
Kansas City, Mo 64111
--------------------------------------------------------------------------------------------------
David C. Tucker (40)        Vice President     Senior Vice President and General Counsel,
4500 Main Street            and Treasurer      (ACSC and ACIM June 1998 to present) General
Kansas City, Mo 64111                          Counsel, ACC (June 1998 to present) Consultant
                                               (May 1997 to April 1998) Vice President and
                                               General Counsel, Janus Companies (1990 to May 1997)
---------------------------------------------------------------------------------------------------
Paul J. Carrigan, Jr. (49)  Secretary          Secretary, ACC (December 1998 to present)
4500 Main Street                               Director of Legal Operations, ACSC
Kansas City, Mo 64111                          (February 1996 to present) Board
                                               Communications Manager, The Benham Company
                                               (April 1994 to January 1996) Legal Coordinator, State
                                               of California Health & Welfare Agency (February 1992 to
                                               March 1994)
--------------------------------------------------------------------------------------------------
Merele A. May (36)          Controller        Vice President, ACSC Controller-Fund
Accounting
4500 Main Street
Kansas City, Mo 64111
--------------------------------------------------------------------------------------------------
Robert J. Leach (32)        Controller        Controller-Fund Accounting, ACSC
4500 Main Street
Kansas City, Mo 64111
--------------------------------------------------------------------------------------------------
C. Jean Wade (35)           Controller        Controller-Fund Accounting, ACSC
4500 Main Street
Kansas City, Mo 64111
--------------------------------------------------------------------------------------------------
Jon Zindel (32)             Tax Officer       Director of Taxation, ACSC (since 1996)
4500 Main Street                              Tax Manager, Price  Waterhouse LLP (1989)
Kansas City, Mo 64111
--------------------------------------------------------------------------------------------------



22                                               American Century Investments



THE FUNDS' PRINCIPAL SHAREHOLDERS

  As of February 26, 1999, the following companies were the record owners of more than 5% of a fund's  outstanding shares:
                                                                                     Percentage
                                                                                     of Shares
Fund                                  Shareholder                                    Outstanding
---------------------------------------------------------------------------------------------
Strategic Allocation: Conservative    American Century Investment Management, Inc.   10.5%
                                      Kansas City, Missouri
---------------------------------------------------------------------------------------------
Strategic Allocation: Moderate        The Chase Manhattan Bank NA Trustee
                                      GEC-USA Employees Savings and
                                      Investment Trust                               8.3%
                                      New York, New York
---------------------------------------------------------------------------------------------
Strategic Allocation:  Aggressive     The Chase Manhattan Bank NA Trustee
                                      GEC-USA Employees Savings and
                                      Investment Trust                              10.6%
                                      New York, New York
---------------------------------------------------------------------------------------------

  The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund's outstanding shares. As of February 26, 1999, the officers and directors of the funds, as a group, own less than 1% of any fund's outstanding shares.
---------------------------------------------------------------------------------------------

interested persons of the funds (as defined in the Investment
Company Act) by virtue of, among other considerations, their affiliation with either the funds, ACC, ACC's subsidiaries (including ACIM and ACSC), or the funds' distributor (FDI), as specified in the following table.


SERVICE PROVIDERS

    The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds and is described below.


    ACIM and ACSC are both wholly owned by ACC. James E. Stowers Jr., Chairman of ACC, controls ACC by virtue of his ownership of a majority of its voting stock.


INVESTMENT ADVISOR


    Each fund has an investment management agreement with the advisor, American Century Investment Management, Inc. dated August 1, 1997. This agreement was approved by the shareholders of each of the funds July 30, 1997. A description of the responsibilities of the advisor appears in the Prospectus under the heading "Management."


    For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of the fund.

    For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of the fund as follows:


                                               Percentage of
Fund                        Class              Net Assets
--------------------------------------------------------------------------------
Strategic Allocation:        Investor         1.00% of first $1 billion
Conservative                                  .90% $1 billion and over
                             Advisor          .75% of first $1 billion
                                              .65% $1 billion and over
--------------------------------------------------------------------------------
Strategic Allocation:        Investor         1.10% of first $1 billion
Moderate                                      1.00% $1 billion and over
                             Advisor          .85% of first $1 billion
                                              .75% $1 billion and over
--------------------------------------------------------------------------------
Strategic Allocation:        Investor         1.20% of first $1 billion
Aggressive                                    1.10% $1 billion and over
                             Advisor          .95% of first $1 billion
                                              .85% $1 billion and over


    On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee


Statement of Additional Information                                           23

for the fund by the aggregate average daily closing value of a fund's net assets during the previous month, by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of outstanding votes, on 60 days' written notice to the advisor, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The corporation's Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

    Unified management fees incurred by each fund by class for the fiscal periods ended November 30, 1998, 1997 and 1996, are indicated in the following table.

UNIFIED MANAGEMENT FEES
FUND                          1998           1997           1996
---------------------------------------------------------------
Strategic Allocation:
Conservative
   Investor                $1,702,193      $762,315     $114,199
   Advisor                     42,903        30,490        4,575
---------------------------------------------------------------
Strategic Allocation:
Moderate
   Investor                $2,640,608    $1,498,878     $283,056
   Advisor                  1,112,851        66,449        9,815
---------------------------------------------------------------
Strategic Allocation:
Aggressive
   Investor                $1,579,928    $1,011,207     $209,001
   Advisor                     92,096        61,573        8,332
---------------------------------------------------------------


24                                               American Century Investments


OTHER ADVISOR RELATIONSHIPS

    In addition to managing the funds, the advisor also acts as an investment advisor to 9 institutional accounts and to the following registered investment companies:


    American Century Mutual Funds, Inc.
    American Century World Mutual Funds, Inc.
    American Century Premium Reserves, Inc.
    American Century Variable Portfolios, Inc.
    American Century Capital Portfolios, Inc.
    American Century Municipal Trust
    American Century Government Income Trust
    American Century Investment Trust
    American Century Target Maturities Trust
    American Century Quantitative Equity Funds
    American Century International Bond Funds
    American Century California Tax-Free and Municipal Funds


TRANSFER AGENT AND ADMINISTRATOR


    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the funds and of the advisor. The advisor pays ACSC for such services.


    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.


    Pursuant to a Sub-Administration Agreement with the advisor, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the advisor out of its unified fee.


DISTRIBUTOR


    The funds' shares are distributed by FDI, a registered broker-dealer. The distributor is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The distributor's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


    The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best efforts underwriting of the funds' shares. This means that the distributor has no liability for unsold shares.

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

    Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.


INDEPENDENT AUDITOR

    Deloitte & Touche LLP is the independent auditor of the funds. The address of Deloitte & Touche LLP is 1010 Grand Boulevard, Kansas City, Missouri 64106. As the independent auditor of the funds, Deloitte & Touche provides services including (1) audit of the annual financial statements for each fund, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.


BROKERAGE ALLOCATION

THE EQUITY PORTION OF THE FUNDS


    Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.


    The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such


STATEMENT OF ADDITIONAL INFORMATION                                           25


information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the advisor. The advisor does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

    In the years ended November 30, 1998, 1997 and 1996, the brokerage commissions of each fund were as follows:


FUND                      1998       1997       1996
-------------------------------------------------------
Strategic Allocation:   $198,409   $127,134   $22,060
Conservative
-------------------------------------------------------
Strategic Allocation:   521,010     337,258    81,203
Moderate
-------------------------------------------------------
Strategic Allocation:   359,809     254,195    74,216
Aggressive
-------------------------------------------------------


    The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.


    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the advisor believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place its over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.


THE FIXED-INCOME PORTION OF THE FUNDS

    Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the advisor. Such information or services will be in addition to and not in lieu of the services required to be performed by the advisor, and the expenses of the advisor will not necessarily be reduced as a result of the receipt of such supplemental information.


INFORMATION ABOUT FUND SHARES

    Each of the three funds named on the front of this Statement of Additional Information is a series of shares issued by American Century Strategic Asset Allocations, Inc. In addition, each series (or fund) may be divided into separate classes. See "Multiple Class Structure" that follows. Additional funds and classes may be added without a shareholder vote.

    Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation's (i.e., all funds') outstanding shares may be able to elect a Board of Directors. The corporation understates dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of directors is determined by the votes received from all of the corporation's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.



26                                                 American Century Investments


    The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

    In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

    Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund. Shares of each fund have equal voting rights, although each fund votes separately on matters affecting that fund exclusively.

MULTIPLE CLASS STRUCTURE


    The funds' Board of Directors has adopted a multiple class plan (the Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class. Not all funds offer all four classes.

    The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge these classes a lower management fee. In addition to the management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described on this page). The plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor Class have approved and entered into a Master Distribution and Shareholder Services Plan. The Plan is described below.

    In adopting the Plan, the Board of Directors (including a majority of directors who are not "interested persons" of the funds [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


    All fees paid under the Plan will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.


MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectus, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries such as banks, broker-dealers and insurance companies. The funds' distributor enters into con-



Statement of Additional Information                                           27


tracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.


    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' advisor has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Distribution Plan). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described below) and 0.25% of which is paid for distribution services.

    Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the funds' distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services; (e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and (j) providing other similar administrative and sub-transfer agency services. Shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair



28                                               AMERICAN CENTURY INVESTMENTS


Practice of the NASD and (n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

BUYING AND SELLING FUND SHARES

    Information about buying, selling and exchanging fund shares is contained in the American Century Investor Services Guide. The guide is available to investors without charge and may be obtained by calling us.

VALUATION OF THE FUNDS' SECURITIES


    Each fund's net asset value per share (NAV), is calculated as of the close of business of the New York Stock Exchange (the Exchange), usually at 4 p.m. Eastern time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1999: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.


    Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.


    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.


TAXES

FEDERAL INCOME TAXES


    Each fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distri-



Statement of Additional Information                                           29


butions to shareholders and eliminating shareholders' ability to treat distributions of the funds in the manner they were realized by the funds.

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days.


    Distributions from gains on assets held greater than 12 months are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain to you with respect to such shares.

    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect to investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

    If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a fund (including redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


STATE AND LOCAL TAXES


    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government



30                                                  American Century Investments


obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

HOW FUND PERFORMANCE INFORMATION IS CALCULATED

    The funds may quote performance in various ways. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return or yield.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the fund's NAV during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    The following tables set forth the average annual total return for the various classes of the funds for the one-year period and the period since inception ended November 30, 1998, the last day of the funds' fiscal year.


AVERAGE ANNUAL TOTAL RETURNS-INVESTOR CLASS


FUND                                     1 YEAR                  FROM INCEPTION
--------------------------------------------------------------------------------
Strategic Allocation:                      9.43%                    9.81%
Conservative( (1))

Strategic Allocation:                     10.32%                   11.96%
Moderate( (1))

Strategic Allocation:                      9.93%                   12.36%
Aggressive( (1)


(1) Commenced operations on February 15, 1996.

AVERAGE ANNUAL TOTAL RETURNS-ADVISOR CLASS


FUND                                     1 YEAR                  FROM INCEPTION
--------------------------------------------------------------------------------
Strategic Allocation:                      9.06%                  10.81%
Conservative( (1))

Strategic Allocation:                     10.07%                  12.23%
Moderate( (1))

Strategic Allocation:                      9.66%                  12.14%
Aggressive( (1)


(1) Commenced operations on October 2, 1996.

    In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.


Statement of Additional Information                                          31



PERFORMANCE COMPARISONS

    The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indices of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indices of stock market performance; and indices and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the funds.


PERMISSIBLE ADVERTISING INFORMATION


    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.


MULTIPLE CLASS PERFORMANCE ADVERTISING

    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the advisor may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception, actual performance of the new class will be used.


32                                               American Century Investments


FINANCIAL STATEMENTS


    The financial statements of the funds are included in the Annual Reports to shareholders for the fiscal year ended November 30, 1998. The Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and telephone number shown on the back cover of this Statement of Additional Information.


EXPLANATION OF FIXED INCOME SECURITIES RATINGS


    As described in the Prospectus, the funds may invest in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the Prospectus. The following is a summary of the rating categories referenced in the Prospectus disclosure.


BOND RATINGS

S&P   Moody's   Description
-------------------------------------------------------------------------------------------
AAA   Aaa       These are the highest ratings assigned by S&P and Moody's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
-------------------------------------------------------------------------------------------
AA    Aa        Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and
                differs from AAA/Aaa issues only in a small degree.
-------------------------------------------------------------------------------------------
A     A         Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
-------------------------------------------------------------------------------------------
BBB   Baa       Debt rated BBB/Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
-------------------------------------------------------------------------------------------
BB    Ba        Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
-------------------------------------------------------------------------------------------
B     B         Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
                BB/Ba or BB-/Ba3 rating.
-------------------------------------------------------------------------------------------
CCC   Caa       Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.
-------------------------------------------------------------------------------------------
CC    Ca        The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.


Statement of Additional Information                                       33



BOND RATINGS

S&P   Moody's   Description
-------------------------------------------------------------------------------------------
C     C         The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied
               CCC/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
-------------------------------------------------------------------------------------------
CI    -        The rating CI is reserved for income bonds on which no interest is being paid.
-------------------------------------------------------------------------------------------
D     D        Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard
& Poor's.


COMMERCIAL PAPER RATINGS


S&P             Moody's         Description
--------------------------------------------------------------------------------
A-1             Prime-1         This indicates that the degree of safety
                                regarding timely payment is strong.
                (P-1)           Standard & Poor's rates those issues determined
                                to possess extremely strong safety characteristics
                                as A-1+.
--------------------------------------------------------------------------------
A-2             Prime-2         Capacity for timely payment on commercial paper
                                is satisfactory, but the relative
                (P-2)           degree of safety is not as high as for issues
                                designated A-1. Earnings trends and coverage ratios,
                                while sound, will be more subject to variation.
                                Capitalization characteristics, while still
                                appropriated, may be more affected by external
                                conditions. Ample alternate liquidity is maintained.
--------------------------------------------------------------------------------
A-3             Prime-3         Satisfactory capacity for timely repayment.
                                Issues that carry this rating
                (P-3)           are somewhat more vulnerable to the adverse
                                changes in circumstances
                                than obligations carrying the higher designations.
--------------------------------------------------------------------------------


NOTE RATINGS

S&P             Moody's         Description
--------------------------------------------------------------------------------
SP-1            MIG-1; VMIG-1   Notes are of the highest quality enjoying strong
                                protection from established cash flows of funds
                                for their servicing or from established and
                                broad-based access to the market for refinancing,
                                or both.
--------------------------------------------------------------------------------
SP-2            MIG-2; VMIG-2   Notes are of high quality, with margins of
                                protection ample, although not so large as in
                                the preceding group.
--------------------------------------------------------------------------------
SP-3            MIG-3; VMIG-3   Notes are of favorable quality, with all
                                security elements accounted for, but lacking the
                                undeniable strength of the preceding grades.
                                Market access for refinancing, in particular,
                                is likely to be less well
established.
--------------------------------------------------------------------------------
SP-4            MIG-4; VMIG-4   Notes are of adequate quality, carrying specific
                                risk but having protection and not distinctly
                                or predominantly speculative.


34                                               American Century Investments



MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

    These contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. The annual and semiannual reports are incorporated by reference into this SAI. This means that these are legally part of this SAI.

You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds, by contacting us at one of the addresses or telephone numbers listed below.

If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan
* a bank
* a broker-dealer
* an insurance company
* another financial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Security and Exchange Commission (SEC).

* In person                  SEC Public Reference Room
                             Washington, D.C.
                             Call 1-800-SEC-0330 for location and hours.

* On the Internet            www.sec.gov

* By mail                    SEC Public Reference Section
                             Washington, D.C.  20549-6009
                             (The SEC will charge a fee for copying the documents.)


Investment Company Act File No. 811-8532

[american century logo(reg.sm)]
American
Century

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200


INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575


AUTOMATED INFORMATION LINE
1-800-345-8765


WWW.AMERICANCENTURY.COM

FAX  816-340-7962


TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485


BUSINESS; NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-353

SH-SAI-18727   9910